                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: December 8, 2003



                              RETAIL VENTURES, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
                                 --------------

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                       Value City Department Stores, Inc.
                       ----------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     EXHIBITS

          Exhibit No.                                            Description
          -----------          ------------------------------------------------------------

             99.1              Retail Ventures, Inc. press release dated December 8, 2003.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On December 8, 2003, Retail Ventures, Inc. (the "Company") issued a press release regarding its consolidated financial results for the third quarter ended November 1, 2003. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

        The Company will also present its financial results for the third quarter ended November 1, 2003 during a conference call on December 8, 2003 at 4:00 p.m. EST which is available over the Internet at www.retailventuresinc.com. A replay of the conference call will be available from 6:00 p.m. EST December 8, 2003 through January 8, 2004 by calling (800) 839-0860 (confirmation code:
1266).

        The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RETAIL VENTURES, INC.

Date: December 8, 2003           By:  /s/ James A. McGrady
                                      -----------------------------------------
                                 James A. McGrady, Executive Vice President and
                                 Chief Financial Officer




                                       2
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                                  EXHIBIT INDEX

          Exhibit No.                                             Description
          -----------          -----------------------------------------------------------

            99.1              Retail Ventures, Inc. press release dated December 8, 2003.





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